UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 April 18, 2007

                                DYNABAZAAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           000-29423                               04-3551937
   (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               888 Seventh Avenue
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 974-5730
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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|_|   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

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|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

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|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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

      Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On April 18, 2007, James A. Mitarotonda delivered to the secretary of Dynabazaar, Inc. (the "Company") notice of his resignation as President and Chief Executive Officer of the Company, effective as of the close of business on April 20, 2007. Mr. Mitarotonda, who will continue to serve as a director of the Company, had no disagreements with the Company on any matters related to the Company's operations, policies or practices. The Board of Directors of the Company thanks Mr. Mitarotonda for his dedicated service and valued contributions to the Company.

      On April 20, 2007, the Board of Directors of the Company appointed Sebastian E. Cassetta to serve as the Company's President and Chief Executive Officer, effective as of the close of business on April 20, 2007.

      Mr. Cassetta, 57, has served as the Chief Executive Officer of Costar Video Systems, LLC, a wholly-owned subsidiary of the Company, since June 2006. He has also served as a director, President and Chief Executive Officer of L Q Corporation, Inc. (OTCBB:LQCI) since May 2006. Mr. Cassetta was the Chairman and Chief Executive Officer of SmartServ Online, Inc., a company specializing in the delivery of content to desktop and wireless devices, from August 1992 to July 2003. Prior to that, he was the President of Burns and Roe Securacom Inc., a company specializing in engineering and large-scale systems integration, and a director and vice president of Brinks Inc., an international security company. He is a former Special Assistant to New York Governor and Vice President Nelson
A. Rockefeller. Mr. Cassetta currently also serves as a Senior Managing Director and the Chief Operating Officer of Barington Capital Group, L.P. ("Barington"), a position he has held since August 2003.

      On January 5, 2007, the Company entered into an agreement and plan of merger (the "Merger Agreement") with L Q Corporation, Inc., a Delaware Corporation, and LQ Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("LMC"), which Merger Agreement was amended and restated on February 26, 2007 (the "Amended and Restated Merger Agreement"). The Amended and Restated Merger Agreement provides that, upon the terms and subject to the conditions set forth in such agreement, LMC will merge with and into L Q Corporation, Inc. with L Q Corporation, Inc. continuing as the surviving corporation and a wholly-owned subsidiary of the Company, as further disclosed in Part I, Item 1 of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 4, 2007, which disclosure is incorporated herein by reference.

      Barington and certain of its affiliates which have joined with Barington in the filing of a statement on Schedule 13D, collectively own greater than 10% of the outstanding common stock of both the Company and L Q Corporation, Inc. The Company is party to a services agreement under which Barington performs certain administrative, accounting and other services on the Company's behalf as further disclosed in Part III, Item 13 of Amendment No. 1 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 17, 2007, which disclosure is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: April 23, 2007

                                          DYNABAZAAR, INC.

                                          By: /s/ Melvyn Brunt
                                              ----------------------------------
                                              Melvyn Brunt
                                              Chief Financial Officer